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                                       UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K/A
                                    (Amendment No. 1)


                                      CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): July 7, 1997 (June 27, 1997)


                             DRUMMOND FINANCIAL CORPORATION
                 (Exact name of Registrant as specified in its charter)


                                        Delaware
                                (State of Incorporation)


                    1-12212                               95-4426690
            (Commission File Number)                   (I.R.S. Employer
                                                        Identification No.)


        Suite 1250, 400 Burrard Street                        V6C 3A6
      Vancouver, British Columbia, Canada                    (Zip Code)
   (Address of principal executive offices)


                                     (604) 683-5312
                 (Registrant's telephone number, including area code)









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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Registrant filed a current report on Form 8-K dated June 27, 1997 (the "Form 8-K") to report the change in the Registrant's certifying accountant. The Form 8-K is being amended to clarify that there were no disagreements with the Registrant's former accountant as described in Item 304(a)(1)(iv) of Regulation S-B and no relationship with its new accountant required to be reported pursuant to Item 304(a)(2) of Regulation S-B for the interim period from July 1, 1996 through June 27, 1997.

The Registrant and BDO Dunwoody ("BDO") have not, in connection with the audit of the Registrant's financial statements for each of the prior two years ended June 30, 1996 and 1995 or for any subsequent interim period through June 27, 1997, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports.

The Registrant had no relationship with Davidson & Company, its newly appointed independent accountant, required to be reported pursuant to Item 304(a)(2) of Regulation S-B during the two fiscal years ended June 30, 1996 and 1995, or the subsequent interim period through June 27, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.                           Description
-----------                           -----------

   16.1 Letter from BDO regarding its concurrence with the Registrant's statement regarding change of accountants.





















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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                         DRUMMOND FINANCIAL CORPORATION


                                         By:  /s/ Michael J. Smith
                                            ---------------------------
                                            Michael J. Smith, President

Date:  July 7, 1997




































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                                 EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------

   16.1 Letter from BDO regarding its concurrence with the Registrant's statement regarding change of accountants.